Accrued expenses and other current liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 27, 2014	Mar. 29, 2014	Mar. 30, 2013
Accrued expenses and other current liabilities
Accrued compensation		$ 5,225	$ 3,780
Deferred revenue - gift cards and layaways		3,752	2,645
Sales tax liability		2,900	1,816
Accrued interest		1,738	1,761
Sales award redemption liability		1,950	1,343
Capital leases - short term		61	43
Other		5,137	3,334
Total accrued expenses	$ 33,186	$ 20,763	$ 14,722